SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-2

     The Prudential Series Fund, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of Each class of securities to which transaction applies:

     -------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------

     5)   Total fee paid:

     -------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------

     3) Filing Party:

        ----------------------------

     4) Date Filed:

        ----------------------------

                        THE PRUDENTIAL SERIES FUND, INC.
                                751 BROAD STREET
                               NEWARK, N.J. 07901
                                 (877) 778-5008

                               -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

To the Shareholders of the Prudential Series Fund, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of The Prudential Series Fund, Inc., (the Fund), will be held at the offices of The Prudential Insurance Company of America, 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ on January 31, 2001, at 9:00 a.m. local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1.   To elect a Board of Directors.

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountant to the Fund.

     3. To approve a "manager-of-managers" structure for the Fund, under which the Fund may enter into and make changes to subadvisory agreements without shareholder approval.

     4.   To approve a new management contract for the Fund.

     5.   To approve new subadvisory contracts for the Fund.

     6.   To amend certain of the Fund's fundamental investment policies.

     7.   To amend the Fund's By-Laws.

     8. To amend the fundamental investment objective of the Fund's Equity Income Portfolio.

     The Board of Directors has fixed the close of business on November 17, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.


                                              By order of the Board of Directors



                                              CHRISTOPHER SPRAGUE
                                              Secretary

November 29, 2000

                                 PROXY STATEMENT

                                 ---------------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         TO BE HELD ON JANUARY 31, 2001

                                 ---------------

     This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors to be used at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the Fund) and at any adjournments thereof (the Meeting) to be held on January 31, 2001 at 9:00 a.m. Eastern time at the offices of The Prudential Insurance Company of America (Prudential), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ. The Fund began to mail copies of this Proxy Statement on or about December 15, 2000.

     The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Fund or Prudential. Proxies may be revoked at any time before they are voted. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     The principal business address of Prudential (the Fund's current administrator), and of Prudential Investment Management Services LLC (PIMS) (the Fund's principal underwriter) is 751 Broad Street, Newark, NJ 07102. PIMS is an indirect wholly-owned subsidiary of Prudential. The principal business address of the Fund's proposed new investment adviser, Prudential Investments Fund Management LLC (PIFM), is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, NJ 07102. PIFM currently serves as the investment adviser to certain Portfolios of the Fund under an interim management contract.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. Prudential, its affiliated insurance companies, and certain other insurers are the legal owners of all Fund shares, but in accordance with current policy of the Securities and Exchange Commission (SEC), these insurers pass voting rights to the variable annuity and variable life insurance contractholders and certain plan participants that have allocated purchase payments to subaccounts corresponding to Portfolios of the Fund. In addition to voting Fund shares in accordance with contractholder/participant instructions that they do receive, Prudential and those insurers will vote shares that are not voted by contractholders/participants, as well as shares owned beneficially by such insurers themselves, in the same proportions as the votes that actually are cast by contractholders/participants. Prudential, its affiliated insurers, and the other insurers will apportion votes to each contractholder/participant in direct proportion to the dollar value of the pertinent variable contract as of the record date.

HOW CAN I VOTE MY SHARES?

o BY MAIL: By signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 A.M. and 10:00 P.M. (Eastern Time).

o BY INTERNET: By signing onto the internet site listed on your proxy card and entering the proper information, including the control number also listed on your proxy card.

o IN PERSON: By attending the meeting and voting your shares. If you have questions regarding this proxy statement please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     Class 1 and Class 2 shares of each Portfolio of the Fund issued and outstanding as of November 17, 2000 are indicated in the following table:

   PORTFOLIO                                                 # OF SHARES
   ---------                                                 -----------
   Conservative Balanced .................................   253,031,496
   Diversified Bond ......................................   111,069,740
   Diversified Conservative Growth .......................    19,267,615
   Equity ................................................   198,916,100
   Equity Income .........................................    90,728,873
   Flexible Managed ......................................   269,610,295
   Global ................................................    50,220,980
   Government Income .....................................    23,761,363
   High Yield Bond .......................................   104,820,067
   Money Market ..........................................   122,109,658
   Natural Resources .....................................    16,608,546
   Prudential Jennison ...................................   110,107,223
   Small Capitalization Stock ............................    32,767,587
   Stock Index ...........................................   104,709,426
   20/20 Focus ...........................................     8,701,426
   Zero Coupon Bond 2005 .................................     3,622,194

     As of November 17, 2000, the directors/nominees and Fund officers owned, in the aggregate, none of the Fund's outstanding shares--all of the Fund's outstanding shares are owned by insurance company separate accounts. To the knowledge of the Fund, no shareholder of record (other than Prudential, its affiliated insurers, and the other insurers) owned beneficially more than 5% of the outstanding shares of the Fund as of November 17, 2000. None of the Fund's executive officers has any substantial economic interest in any matter to be acted upon at the meeting.

     FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2000, CALL (877) 778-5008 OR WRITE TO PRUDENTIAL AT 751 BROAD STREET, NEWARK, NJ 07102-3777.

     VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1, AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 2 AND 7. APPROVAL OF PROPOSALS 3, 4, 5(A), 5(B), AND 6 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF EACH AFFECTED PORTFOLIO OF THE FUND IN ORDER TO BE DEEMED EFFECTIVE WITH RESPECT TO EACH SUCH PORTFOLIO. APPROVAL OF PROPOSAL 8 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND'S EQUITY INCOME PORTFOLIO. A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES, WHICHEVER IS LESS.

     The following table summarizes the proposals and lists the Proxy Statement page where the proposal is discussed in more detail.

PROPOSAL #                    PROPOSAL DESCRIPTION                       PAGE
----------                    --------------------                       ----
1.       To elect as Directors the nominees presented in Proposal 1.       5

2.       To ratify the selection of PricewaterhouseCoopers LLP as         14
         independent accountant of the Fund.

3.       To approve a "manager-of-managers" structure for the             15
         Fund, under which the Fund may enter into and make changes to subadvisory agreements without shareholder approval.

4.       To approve a new management contract with Prudential             16
         Investments Fund Management LLC.

5(a)     To approve a new subadvisory agreement between                   22
         Prudential Investments Fund Management LLC and
         Prudential Investment Corporation.

5(b)     To approve a new subadvisory agreement between                   23
         Prudential Investments Fund Management LLC and Jennison
         Associates LLC.

6.       To amend certain fundamental investment policies of the          26
         Fund.

7.       To amend the Fund's By-Laws so that fundamental investment       30
         policies are specified only in the Registration Statement rather than also in the By-Laws.

8.       To amend the fundamental investment objective of the             30
         Fund's Equity Income Portfolio.

     The table below indicates the Proposals that are applicable to each Portfolio of the Fund.

PORTFOLIO                   PROPOSAL 1 PROPOSAL 2 PROPOSAL 3 PROPOSAL 4 PROPOSAL 5(A) PROPOSAL 5(B) PROPOSAL 6 PROPOSAL 7 PROPOSAL 8
---------                   ---------- ---------- ---------- ---------- ------------- ------------- ---------- ---------- ----------
Conservative Balanced            X          X        X           X          X                            X          X
Diversified Bond                 X          X        X           X          X                            X          X
Diversified Conservative Growth  X          X        X           X          X               X            X          X
Equity                           X          X        X           X                          X            X          X
Equity Income                    X          X        X           X                          X            X          X         X
Flexible Managed                 X          X        X           X          X                            X          X
Global                           X          X        X           X                          X            X          X
Government Income                X          X        X           X          X                            X          X
High Yield Bond                  X          X        X           X          X                            X          X
Money Market                     X          X        X           X          X                            X          X
Natural Resources                X          X        X           X                          X            X          X
Prudential Jennison              X          X        X           X                          X            X          X
Small Capitalization Stock       X          X        X           X          X                            X          X
Stock Index                      X          X        X           X          X                            X          X
20/20 Focus                      X          X        X           X                          X            X          X
Zero Coupon Bond 2005            X          X        X           X          X                            X          X


1.  TO ELECT A BOARD OF DIRECTORS.

     The purpose of this proposal is to elect an expanded Board of Directors of the Fund. The Fund currently has four directors, three of whom are are not "interested persons" of Prudential or the Fund under the Federal securities laws ("independent directors") and have been previously elected by Fund shareholders. The current independent directors have nominated 14 additional individuals to serve as independent directors of the Fund. Each of these nominees currently serves as an independent director to one or more mutual funds within the Prudential mutual fund complex. The current independent directors have also nominated three officers of the Fund's adviser to serve as directors of the Fund. One of those individuals, David Odenath, currently serves as Chairman and President of the Fund.

     The Fund's current directors believe that expanding the size of the Board and adding directors who also serve as directors of other mutual funds advised by Prudential affiliates is in the best interests of the Fund. The principal reasons for adding these individuals as directors are:

     o to bring additional experience and diversity of viewpoints to the Board;

     o to bring the benefit of experience derived from service on the boards of other Prudential mutual funds;

     o to increase the number of directors in light of the increasing number of Series Fund Portfolios; and

     o    to promote continuity on the Board going forward.

     If elected, the directors of the Fund intend to form several groups of directors called "investment committees." Each investment committee will focus on particular Portfolios of the Fund (e.g., equity portfolios, fixed income portfolios) and provide appropriate reports to the full Board.

     None of the nominees are related to one another. None of the Fund's directors or persons nominated to become Fund directors owns shares of the Fund's adviser or its affiliates. Those nominees indicated by an asterisk (*) in the table below are "interested persons" of the Fund by virtue of, among other things, their affiliation with either the Fund, the Fund's investment adviser or the Fund's principal underwriter. The business experience and address of each nominee is as follows:


                                                                           YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Eugene C. Dorsey (73)  Retired President, Chief   Prudential
                        Executive Officer and      Investments
                        Trustee of the Gannett     100 Mulberry Street
                        Foundation (now Freedom    Gateway Center
                        Forum); former publisher   Three,
                        of four Gannett            14th floor
                        newspapers and Vice        Newark, NJ 07102-4077
                        President of Gannett
                        Company; past Chairman of
                        Independent Sector
                        (national coalition of
                        philanthropic
                        organizations); former
                        Chairman of the American
                        Council for the Arts;
                        former Director of the
                        Advisory Board of Chase
                        Manhattan Bank of
                        Rochester and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds Complex.

 Saul K. Fenster Ph.D   President, New Jersey      Prudential               1983
 (67)                   Institute of Technology.   Investments
                        He serves as a             100 Mulberry Street
                        Commissioner of the        Gateway Center
                        Middle States              Three,
                        Association, Commission    14th floor
                        on Higher Education.  He   Newark, NJ 07102-4077
                        is currently a member of
                        the New Jersey Commission
                        on Science and Technology
                        and a director of the New
                        Jersey State Chamber of
                        Commerce. Mr. Fenster
                        serves on the boards of
                        the Society of
                        Manufacturing Engineering
                        Education Foundation, the
                        Research and Development
                        Council of New Jersey,
                        Prosperity New Jersey,
                        Inc., the Edison
                        Partnership, National
                        Action Council for
                        Minorities in
                        Engineering; Director of
                        IDT Corporation and
                        Director or Trustee of
                        several funds within the
                        Prudential Mutual Funds
                        complex.

 Delayne D. Gold (62)   Marketing and Management   Prudential
                        Consultant; Director or    Investments
                        Trustee of several funds   100 Mulberry Street
                        within the Prudential      Gateway Center
                        Mutual Funds complex.      Three,
                                                   14th floor
                                                   Newark, NJ 07102-4077



                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Robert F.  Gunia* (53) Executive Vice President   Prudential
                        and Chief Administrative   Investments
                        Officer (since June 1999)  100 Mulberry Street
                        of Prudential              Gateway Center
                        Investments; Corporate     Three,
                        Vice President (September  14th floor
                        1997-March 1999) of The    Newark, NJ 07102-4077
                        Prudential Insurance
                        Company of America
                        (Prudential); Executive
                        Vice President and
                        Treasurer (since December
                        1996) of Prudential
                        Investments Fund
                        Management LLC (PIFM);
                        President (since April
                        1999) of Prudential
                        Investment Management
                        Services LLC (PIMS);
                        former Senior Vice
                        President (March 1987-May
                        1999) and former Chief
                        Administrative Officer
                        (July 1989-September
                        1996) of Prudential
                        Securities Incorporated
                        (Prudential Securities);
                        Director (January
                        1989-September 1996),
                        Executive Vice President,
                        Treasurer and Chief
                        Financial Officer (June
                        1987-December 1996) of
                        Prudential Mutual Fund
                        Management, Inc. (PMF);
                        Vice President and
                        Director (since May 1989)
                        of The Asia Pacific Fund,
                        Inc. and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

 Maurice F. Holmes (57) Director of Center for     Prudential
                        Innovation in Product      Investments
                        Development, Professor of  100 Mulberry Street
                        Engineering,               Gateway Center
                        Massachusetts Institute    Three,
                        of Technology (since       14th floor
                        January, 1998); Chief      Newark, NJ 07102-4077
                        Engineer and Corporate
                        Vice President, Xerox
                        Corporation (1972 to
                        1997); and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.



                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Robert E. LaBlanc      President of Robert E.     Prudential
 (66)                   LaBlanc Associates, Inc.   Investments
                        (telecommunications);      100 Mulberry Street
                        formerly General Partner   Gateway Center
                        at Salomon Brothers and    Three,
                        Vice-Chairman of           14th floor
                        Continental Telecom.       Newark, NJ 07102-4077
                        Director of Storage
                        Technology Corporation,
                        Chartered Semiconductor
                        Manufacturing, Ltd.,
                        Titan Corporation,
                        Salient 3 Communications,
                        Inc. and Tribune Company;
                        Trustee of Manhattan
                        College; and Trustee or
                        Director of several funds
                        within the Prudential
                        Mutual Funds complex.

 Douglas H.             CEO (since May, 2000),     Prudential
 McCorkindale  (61)     Vice Chairman (since       Investments
                        1984) and President        100 Mulberry Street
                        (since September 1997) of  Gateway Center
                        Gannett Co. Inc.           Three,
                        (publishing and media);    14th floor
                        Director of Gannett Co.,   Newark, NJ 07102-4077
                        Inc., Frontier
                        Corporation and
                        Continental Airlines,
                        Inc.; and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

 W. Scott McDonald,     Vice President, Kaludis    Prudential               1983
 Jr. Ph.D (63)          Consulting Group, Inc. (a  Investments
                        Sallie Mae company         100 Mulberry Street
                        serving higher             Gateway Center
                        education).  From 1991 to  Three,
                        1995, Chief Operating      14th floor
                        Officer, Fairleigh         Newark, NJ 07102-4077
                        Dickinson University.
                        From 1975-1991, Executive
                        Vice President and Chief
                        Operating Officer, Drew
                        University. A founding
                        director of School,
                        College and University
                        Underwriters Ltd. and
                        Director or Trustee of
                        several funds within the
                        Prudential Mutual Fund
                        complex.




                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 -----------------------------------------------------------------------------------
 Thomas T. Mooney  (58) President of the Greater   Prudential
                        Rochester Metro Chamber    Investments
                        of Commerce; former        100 Mulberry Street
                        Rochester City manager;    Gateway Center
                        former Deputy Monroe       Three,
                        County Executive; Trustee  14th floor
                        of Center for              Newark, NJ 07102-4077
                        Governmental Research,
                        Inc.; Director of Blue
                        Cross of Rochester,
                        Monroe County Water
                        Authority, Executive
                        Service Corps of
                        Rochester and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

 Stephen P. Munn  (58)  Chairman, President and    Prudential
                        Chief Executive Officer,   Investments
                        Carlisle Companies         100 Mulberry Street
                        Incorporated               Gateway Center
                        (manufacturer of           Three,
                        industrial products) and;  14th floor
                        Director or Trustee of     Newark, NJ 07102-4077
                        several funds within the
                        Prudential Mutual Funds
                        complex.

 David R. Odenath* (43) Officer in Charge,         Prudential
                        President, Chief           Investments
                        Executive Officer and      100 Mulberry Street
                        Chief Operating Officer    Gateway Center
                        (since June 1999) of       Three,
                        PIFM; Senior Vice          14th floor
                        President (since June      Newark, NJ 07102-4077
                        1999) of Prudential;
                        Senior Vice President
                        (August 1993-May 1999) of
                        PaineWebber Group, Inc.
                        and Director or Trustee
                        of several funds within
                        the Prudential Mutual
                        Funds complex.



                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Richard A. Redeker***  Former employee of         Prudential
 (57)                   Prudential Investments     Investments
                        (October 1996-December     100 Mulberry Street
                        1998); prior thereto,      Gateway Center
                        President, Chief           Three,
                        Executive Officer and      14th floor
                        Director (October          Newark, NJ 07102-4077
                        1993-September 1996) of
                        PMF; Executive Vice
                        President, Director and
                        Member of the Operating
                        Committee (October
                        1993-September 1996) of
                        Prudential Securities;
                        Director (October
                        1993-September 1996) of
                        Prudential Securities
                        Group, Inc.; Executive
                        Vice President, The
                        Prudential Investment
                        Corporation (January
                        1994-September 1996);
                        Director (January
                        1994-September 1996) of
                        Prudential Mutual Fund
                        Distributors, Inc. and
                        Prudential Mutual Fund
                        Services, Inc. and
                        Director or Trustee of
                        several funds within the
                        Prudential Mutual Funds
                        complex.

 Judy A. Rice*  (52)    Executive Vice President   Prudential
                        (since 1999) of            Investments
                        Prudential Investments;    100 Mulberry Street
                        Executive Vice President   Gateway Center
                        (since 1999) of PIFM;      Three,
                        formerly, various          14th floor
                        positions to Senior Vice   Newark, NJ 07102-4077
                        President (1992-1999),
                        Prudential Securities,
                        Inc. and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

 Robin B. Smith  (61)   Chairman and Chief         Prudential
                        Executive Officer (since   Investments
                        August 1996), formerly     100 Mulberry Street
                        President and Chief        Gateway Center
                        Executive Officer          Three,
                        (January 1988-August       14th floor
                        1996) and President and    Newark, NJ 07102-4077
                        Chief Operating Officer
                        of Publishers Clearing
                        House; Director of
                        BellSouth Corporation,
                        Texaco Inc., Springs
                        Industries Inc. and Kmart
                        Corporation; and Director
                        or Trustee of several
                        funds within the
                        Prudential Mutual Funds
                        complex.

-----------------

*** Mr. Redeker and his wife have borrowed, and since repaid, an amount in excess of $60,000 from a margin account maintained with Prudential Securities Incorporated.


                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Stephen Stoneburn (57) President and Chief        The Prudential
                        Executive Officer (since   Insurance Company of
                        June 1996) of Quadrant     America
                        Media Corp. (a publishing  100 Mulberry Street
                        company); formerly         Gateway Center
                        President (June 1995-June  Three,
                        1996) of Argus Integrated  14th floor
                        Media, Inc.; Senior Vice   Newark, NJ 07102-4077
                        President and Managing
                        Director  (January
                        1993-1995) of Cowles
                        Business Media.  Senior
                        Vice President of
                        Fairchild Publications,
                        Inc. and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

 Nancy H. Teeters  (70) Economist; former Vice     The Prudential
                        President and Chief        Insurance Company of
                        Economist, International   America
                        Business Machines          100 Mulberry Street
                        Corporation; former        Gateway Center
                        Director of Inland Steel   Three,
                        Industries (July           14th floor
                        1984-1999); and Director   Newark, NJ 07102-4077
                        or Trustee of several
                        funds within the
                        Prudential Mutual Funds
                        complex.


 Joseph Weber  Ph.D     Vice President, Finance,   The Prudential         1983
 (76)                   Interclass (international  Insurance Company
                        corporate learning) since  of America
                        1991. Former President,    100 Mulberry Street
                        The Alliance for           Gateway Center
                        Learning. Retired Vice     Three,
                        President, Member of the   14th floor
                        Board of Directors,        Newark, NJ 07102-4077
                        Member of the Executive
                        and Operating Committees,
                        Hoffmann-LaRoche Inc.
                        Member, Board of
                        Overseers, New Jersey
                        Institute of Technology.
                        Trustee and Vice Chairman
                        Emeritus, Fairleigh
                        Dickinson University; and
                        Director or Trustee of
                        several funds within the
                        Prudential Mutual Funds
                        complex.




                                                                          YEAR OF
                                                                         ELECTION OR
        NOMINEE                 PRINCIPAL                BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**               ADDRESS          TO FUND
 ------------------------------------------------------------------------------------
 Louis A. Weil, III     Former Chairman (January   The Prudential
 (59)                   1999-July 2000),           Insurance Company of
                        President and Chief        America
                        Executive Officer          100 Mulberry Street
                        (January 1996-July 2000)   Gateway Center
                        and Director (since        Three,
                        September 1991) of         14th floor
                        Central Newspapers, Inc.;  Newark, NJ 07102-4077
                        Chairman of the Board
                        (since January 1996),
                        Publisher and Chief
                        Executive Officer (August
                        1991-December 1995) of
                        Phoenix Newspapers, Inc.;
                        and Director or Trustee
                        of several funds within
                        the Prudential Mutual
                        Funds complex.


 Clay T. Whitehead      President of National      The Prudential
 (61)                   Exchange Inc. (new         Insurance Company of
                        business development       America
                        firm) and Director or      100 Mulberry Street
                        Trustee of several funds   Gateway Center
                        within the Prudential      Three,
                        Mutual Funds complex.      14th floor
                                                   Newark, NJ 07102-4077



--------------

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

     If elected, the directors will hold office generally without limit except that (a) any director may resign; and (b) any director may be removed by the holders of not less than two-thirds of the Fund's outstanding capital stock. In the case of a vacancy on the Board, the remaining directors will fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders.

     The Board, which is currently composed of one "interested" director (because he is an officer of the adviser) and three "non-interested" or "independent" directors, met five times during the twelve months ended December 31, 1999. Each incumbent director attended each of these meetings. It is expected that the directors will meet at least four times a year at regularly scheduled meetings.

     The Fund has an Audit Committee, which is composed entirely of independent directors, and normally meets twice a year, or as required, in conjunction with meetings of the Board of Directors. Currently, Messrs. Fenster, McDonald and Weber are members of the Audit Committee. Among other things, the Fund's Audit Committee has the following responsibilities:

     o Recommending to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

     o Reviewing the independent public accountants' compensation, the proposed terms of their engagement, and their independence.

     o Reviewing annual financial statements and unaudited semiannual financial statements, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

     o Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

     o Generally acting as a liaison between the independent public accountants and the Board of Directors.

     During the twelve months ended December 31, 1999, the Audit Committee held two meetings.

     The Fund's Nominating Committee is currently composed of Messrs. Fenster, McDonald, and Weber. The committee members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become independent directors. During the twelve months ended December 31, 1999, the Nominating Committee held one meeting. The Fund does not have a compensation committee. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Fund.

     The following table sets forth information describing the compensation of each current director of the Fund, and each director nominee, for his/her services for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE
-------------------------------------------------------------------------------------
                                              PENSION OR
                                              RETIREMENT                    TOTAL
                                               BENEFITS    ESTIMATED     COMPENSATION
                                               ACCRUED      ANNUAL      FROM FUND AND
                                 AGGREGATE    AS PART OF   BENEFITS      FUND COMPLEX*
       NAME OF PERSON,         COMPENSATION     FUND         UPON          PAID TO
          POSITION              FROM FUND      EXPENSES   RETIREMENT      DIRECTORS**
-------------------------------------------------------------------------------------
Eugene C. Dorsey, Director         $  - 0 -     $ - 0 -     $ - 0 -      $103,574
-------------------------------------------------------------------------------------
Saul K. Fenster, Director          $22,800      $ - 0 -     $ - 0 -      $ 35,000
-------------------------------------------------------------------------------------
Delayne D. Gold, Director          $  - 0 -     $ - 0 -     $ - 0 -      $144,500
-------------------------------------------------------------------------------------
Robert F. Gunia, Director          $  - 0 -     $ - 0 -     $ - 0 -      $  - 0 -
-------------------------------------------------------------------------------------
Maurice F. Holmes, Director        $  - 0 -     $ - 0 -     $ - 0 -      $  - 0 -
-------------------------------------------------------------------------------------
Robert E. LaBlanc, Director        $  - 0 -     $ - 0 -     $ - 0 -      $ 61,250
-------------------------------------------------------------------------------------
Douglas H. McCorkindale, Director  $  - 0 -     $ - 0 -     $ - 0 -      $ 97,916
-------------------------------------------------------------------------------------
W. Scott McDonald Jr., Director    $22,800      $ - 0 -     $ - 0 -      $ 35,000
-------------------------------------------------------------------------------------
Thomas T. Mooney, Director         $  - 0 -     $ - 0 -     $ - 0 -      $135,102
-------------------------------------------------------------------------------------
Stephen P. Munn, Director          $  - 0 -     $ - 0 -     $ - 0 -      $ 62,250
-------------------------------------------------------------------------------------
David R. Odenath, Jr., Director    $  - 0 -     $ - 0 -     $ - 0 -      $  - 0 -
-------------------------------------------------------------------------------------
Richard A. Redeker, Director       $  - 0 -     $ - 0 -     $ - 0 -      $ 95,000
-------------------------------------------------------------------------------------
Judy A. Rice                       $  - 0 -     $ - 0 -     $ - 0 -      $  - 0 -
-------------------------------------------------------------------------------------
Robin B. Smith, Director           $  - 0 -     $ - 0 -     $ - 0 -      $156,478
-------------------------------------------------------------------------------------
Stephen Stoneburn, Director        $  - 0 -     $ - 0 -     $ - 0 -      $ 61,250
-------------------------------------------------------------------------------------
Nancy H. Teeters, Director         $  - 0 -     $ - 0 -     $ - 0 -      $ 97,000
-------------------------------------------------------------------------------------
Joseph Weber, Director             $22,800      $ - 0 -     $ - 0 -      $ 35,000
-------------------------------------------------------------------------------------
Louis A. Weil, III, Director       $  - 0 -     $ - 0 -     $ - 0 -      $ 96,000
-------------------------------------------------------------------------------------
Clay T. Whitehead, Director        $  - 0 -     $ - 0 -     $ - 0 -      $ 77,000
-------------------------------------------------------------------------------------


     * Information is for the calendar year ended December 31, 1999 for 50 funds in the Prudential mutual funds complex. With respect to the nominees other than Messrs. Fenster, McDonald and Weber, each such nominee was paid by other funds within the Prudential complex, and not by the Fund. Interested Directors of the Fund (currently, Mr. Odenath) are compensated by Prudential.

     ** Certain of the director/trustee fees depicted in the table include amounts representing deferred compensation.

     In the election of Directors, those 19 nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANT OF THE FUND.

     By a vote of the independent directors, the firm of PricewaterhouseCoopers LLP has been selected as independent accountant for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Under certain circumstances the Investment Company Act of 1940 (1940 Act) requires that shareholders ratify the directors' selection of the accountant. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or indirect ownership interest in the Fund inconsistent with independence standards pertaining to accountants.

     For the Fund's fiscal years ended 1998 and 1999, the firm of PricewaterhouseCoopers LLP acted as the Fund's independent accountant. The independent accountant's audit reports for the Fund for the fiscal years ended 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and the independent accountant on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

     The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

3.   TO APPROVE A MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND.

     The Board, including all of the independent directors, has approved, and recommends that shareholders approve, a proposal to adopt a manager-of-managers structure to govern the Fund. THIS NEW STRUCTURE WILL NOT CHANGE FEES.

     Under a manager-of-managers structure, the Fund's investment manager will be authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Fund. (The investment manager, not the Fund, pays the fee of any subadviser, so Fund expenses do not increase when a subadviser is hired.) Under this structure, the investment manager will monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. The investment manager is also responsible for allocating assets among the subadvisers if the Fund has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the investment manager can change the allocations without Board or shareholder approval.

     Currently, the Fund must prepare a proxy statement and obtain shareholder approval for any subadvisory agreement. Under the proposed manager-of-managers structure, shareholder approval would not be required. Instead, the investment manager (with approval of the Board's independent directors) could hire new subadvisers and amend their agreements without incurring the expense and delay of a proxy statement and a shareholder meeting. Nevertheless, incurring the expense and delay of a proxy statement and a shareholder meeting. Nevertheless, even though shareholder approval would not be required, the Fund would send shareholders an information statement containing substantially all of the information about the new subadviser and the new or amended subadvisory agreement that would otherwise have been included in a proxy statement. Prudential and the Board believe that this structure allows advisory changes to be made more quickly and efficiently, without sacrificing the quality of service to shareholders.

     The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The order requires that we seek your approval of the structure before we implement it. It is that approval that we seek with this Proposal 3. Currently, the order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. We may, however, seek an order from the SEC permitting us to hire one or more new affiliated subadvisers and permitting us to amend existing agreements with affiliated subadvisers without shareholder approval. With this Proposal, we seek your approval to extend the manager-of-managers structure to affiliated subadvisers if and when we obtain such an order from the SEC. We may also seek an amended order from the SEC permitting us not to disclose the specific fees to specific subadvisers because that may permit us to hire subadvisers at lower fees. With this Proposal, we seek your approval for any such arrangement approved by the SEC. We will, of course, comply with any conditions imposed by the SEC under any amended order.

     If shareholders approve Proposals 3 and 4 described in this Proxy Statement, the initial investment manager will be PIFM, the Prudential subsidiary primarily responsible for mutual fund management. If one or more subadvisers are added to the Fund, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%. It is possible that PIFM will continue to be satisfied with the performance record of the existing subadvisers, and not recommend any additional subadvisers. The manager-of-managers structure we are asking shareholders to approve will give the Fund the flexibility to efficiently retain additional subadvisers, but it is possible that no subadvisers will be added.

MATTERS CONSIDERED BY THE BOARD

     On August 22, 2000, the Board, including all of the independent directors, approved the proposal to present the manager-of-managers structure to shareholders. The Board received materials discussing this type of management structure in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the advisory fees would not change as a result of the proposal and that the new manager-of-managers structure will provide an opportunity to hire subadvisers and amend their subadvisory agreements more efficiently and with less expense. The Board also considered that PIFM has substantial experience in evaluating investment advisers and that PIFM will bring that experience to the task of evaluating the current subadvisers for the Fund and any potential new subadviser.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

4.   TO APPROVE A NEW MANAGEMENT CONTRACT FOR THE FUND.

     The Board, including all of the independent directors, has approved, and recommends that shareholders of the Fund approve, a proposal to adopt a new management contract (the

New Contract) (attached as Exhibit A). If approved at the Meeting, the New Contract will supersede the existing management contract between the Fund and Prudential (the Existing Contract). ADVISORY FEES WILL NOT CHANGE UNDER THE NEW CONTRACT. THIS REMAINS TRUE NOTWITHSTANDING THE FACT THAT THE FEE SHARING ARRANGEMENT BETWEEN PIFM AND ITS AFFILIATED SUBADVISERS WILL DIFFER FROM THAT PREVIOUSLY IN EFFECT WITH PRUDENTIAL IF PROPOSALS 5(A) AND 5(B) ARE APPROVED.

     The Fund has recently created 20 new Portfolios. Prudential, as the initial sole shareholder of these new Portfolios, has approved the New Contract on behalf of those new Portfolios. Here, the Board is asking the shareholders of the following, existing Portfolios of the Fund to approve the New Contract:
Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, 20/20 Focus Portfolio, and Zero Coupon Bond 2005 Portfolio (collectively, the Existing Portfolios).

     The New Contract includes two primary changes -- a Prudential subsidiary as the investment manager and a "manager-of-managers" structure for the Fund.

     First, under the New Contract, Prudential Investments Fund Management LLC
(PIFM), a wholly-owned subsidiary of Prudential, serves as the investment manager. Under the Existing Contract, Prudential is the investment manager. PIFM already serves as investment manager to most funds in the Prudential mutual fund family, and the Board and management determined that it was appropriate to centralize responsibility for overall mutual fund investment management in one Prudential subsidiary to the extent possible. This change does not affect the personnel providing the actual day-to-day investment management of the Fund.

     On September 29, 2000, the Fund's Board approved an interim management agreement under which PIFM became the investment manager to the Conservative Balanced, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, and 20/20 Focus Portfolios of the Fund. This interim contract superseded the Existing Contract for those Portfolios as of that date, and the interim agreement lasts for up to 150 days pending shareholder approval of the New Contract at the January 31, 2001 shareholder meeting.

     As a second change, the New Contract establishes a "manager-of-managers" structure for the Fund. Under that structure, PIFM will be authorized to select (with Board approval) one or more subadvisers to handle the actual day-to-day investment management of the Portfolios. (PIFM, not the Fund, pays the fee of any subadviser, so Fund expenses do not increase when a subadviser is hired.) PIFM will monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's contract should be renewed, terminated or modified. The "manager-of-managers" proposal is described in Proposal 3.

     Currently, the Fund already has two Prudential subsidiaries that serve as subadvisers --Prudential Investment Corporation (PIC) and Jennison Associates LLC (Jennison). Proposal 5 seeks shareholder approval of new subadvisory agreements with PIC and Jennison (although some Portfolios currently advised by PIC will be advised by Jennison). Therefore, if Proposals 4 and 5 are approved, PIFM will serve as the manager of the Fund, and PIC and Jennison will serve as subadvisers.

     Set forth below is additional information about the Existing Contract, the New Contract and the new Manager, PIFM.

EXISTING CONTRACT

     The Existing Contract between Prudential and the Fund is dated July 14, 1988 and was supplemented on March 1, 1995 and February 25, 1999. Prudential is primarily a mutual life insurance company incorporated in 1873 under New Jersey law. Prudential is currently considering reorganizing itself into a publicly-traded stock company through a process known as "demutualization." Prudential is working toward completing the demutualization process in 2001, although there is no certainty that the demutualization will be completed by that time or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could delay its plans.

The Existing Contract was most recently renewed by the Fund's Board on May 23, 2000. The Existing Contract was last submitted to a vote of the Fund's shareholders on April 30, 1999 with respect to the Diversified Conservative Growth Portfolio and the 20/20 Focus Portfolio, and the reason for that submission was to make the Existing Contract applicable to those Portfolios.

During calendar year 1999, the Fund paid Prudential $144,825,584 in investment advisory fees. During calendar year 1999, the Fund paid $104,200 in transfer agency fees to Prudential Mutual Fund Services LLC, a wholly-owned subsidiary of PIFM. Finally, during calendar year 1999, the Fund paid $358 to Prudential Investment Management Services LLC (a wholly-owned subsidiary of Prudential) and $215 to PIFM with respect to distribution and administration fees, respectively, for the Fund's Class II shares.

Under the Existing Contract, Prudential manages the investments of certain Fund Portfolios and determines the composition of the assets of such Portfolios, including the purchase, retention, or sale of the securities and cash contained in the portfolios. Prudential (or a subadviser, under Prudential's supervision) is responsible for the selection of brokers and dealers to effect all transactions, and is authorized to pay higher commissions in order to receive research services. In general, the Fund bears its own expenses pursuant to the Existing Contract, although Prudential generally pays the salaries of its employees who provide services to the Fund. For its services, Prudential is paid as follows:

EXISTING PORTFOLIOS               TOTAL ADVISORY FEES AS % OF AVERAGE NET ASSETS
-------------------               ----------------------------------------------
Conservative Balanced                                0.55
Diversified Bond                                     0.40
Diversified Conservative Growth                      0.75
Equity                                               0.45
Equity Income                                        0.40
Flexible Managed                                     0.60
Global                                               0.75
Government Income                                    0.40
High Yield Bond                                      0.55
Money Market                                         0.40
Natural Resources                                    0.45
Prudential Jennison                                  0.60
Small Capitalization Stock                           0.40
Stock Index                                          0.35
20/20 Focus                                          0.75
Zero Coupon Bond 2005                                0.40

NEW CONTRACT

     Under the New Contract, each Portfolio of the Fund would receive investment advisory services from Prudential Investments Fund Management LLC (PIFM). PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc. (PPHCo), which is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIFM, PPHCo and PAMHCo is 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM serves as manager to almost all of the other investment companies that comprise the Prudential mutual fund complex. As of April 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.2 billion. The following table sets out comparable retail mutual funds for which PIFM serves as investment adviser, and indicates the size of each such retail fund as well as the rate of PIFM's compensation.



                                              APPROXIMATE
                                               ASSETS OF
                        COMPARABLE PIFM-    COMPARABLE FUND    ADVISORY FEE FOR
SERIES FUND PORTFOLIO  ADVISED RETAIL FUND   AS OF 9/30/00      COMPARABLE FUND
-----------------------------------------------------------------------------------
Conservative Balanced Prudential Balanced    $   974,881,000  0.65% to $1 billion
                      Fund                                    0.60% thereafter

Diversified Bond      Prudential Total       $   269,351,000  0.50%
                      Return
                      Bond Fund

Diversified           Prudential             $    74,773,000  0.75%

Conservative Growth   Diversified-
                      Conservative
                      Growth Fund

Equity                Prudential Equity      $ 3,961,919,000 0.50% to $500 million
                      Fund                                   0.475% next $500
                                                             million
                                                             0.45% over $1 billion

Equity Income         Prudential Value Fund  $ 1,432,095,000 0.60% to $500 million
                      (formerly the                          0.50% next $500
                      Prudential Equity                      million
                      Income Fund)                           0.475% next $500
                                                             million
                                                             0.45% over $1.5
                                                             billion

Flexible Managed      Prudential Active      $  185,272,000  0.65%
                      Balanced Fund

Global                Prudential World       $  817,201,000  0.75%
                      Fund,
                      Inc. - Prudential
                      Global
                      Growth Fund

Government Income     Prudential Government  $ 1,048,049,000 0.50% to $3 billion
                      Income Fund                            0.35% over $3 billion

High Yield            Prudential High Yield  $ 2,947,129,000 0.50% to $250 million
                      Fund                                   0.475% next $500
                                                             million
                                                             0.45% next $750
                                                             million
                                                             0.425% next $500
                                                             million
                                                             0.40% next $500
                                                             million
                                                             0.375% next $500
                                                             million
                                                             0.35% thereafter

Money Market          Command Money Fund    $14,333,273,000  0.50% to $500 million
                                                             0.425% next $500
                                                             million
                                                             0.375% next $500
                                                             million
                                                             0.35% over $1.5
                                                             billion




                                              APPROXIMATE
                                               ASSETS OF
                        COMPARABLE PIFM-    COMPARABLE FUND    ADVISORY FEE FOR
SERIES FUND PORTFOLIO  ADVISED RETAIL FUND   AS OF 9/30/00      COMPARABLE FUND
-----------------------------------------------------------------------------------
Natural Resources     Prudential Natural    $    83,172,000  0.75%
                      Resources Fund

Prudential Jennison   Prudential Jennison   $ 7,261,778,000  0.60% to $300 million
                      Growth Fund                            0.575% next $4.7
                                                             billion
                                                             0.550% over $5
                                                             billion

Small Capitalization  Prudential Small      $   621,061,000  0.30%
Stock                 Company Fund

Stock Index           Prudential Stock      $ 2,632,575,000  0.30%
                      Index Fund

20/20 Focus           Prudential 20/20      $ 1,103,846,000  0.75% to $1 billion
                      Focus Fund

Zero Coupon Bond      Government Income     $ 1,048,049,000  0.50% to $ 3 billion
2005                  Fund                                   0.35% over $ 3
                                                             billion


The New Contract under which PIFM would provide management services to the Fund is attached as Exhibit A hereto. In brief, the New Contract provides that:

     o PIFM will administer the Fund's business affairs and supervise the Fund's investments, and PIFM may engage one or more subadvisers for each Portfolio, which will have primary responsibility for determining what investments the Portfolio will purchase, retain, and sell; and

     o PIFM (or the sub-adviser) will select brokers to effect trades for the Fund, and may pay a higher commission to a broker that provides research services; and

     o For each Portfolio of the Fund, PIFM will charge the same advisory fee as is currently charged to each such Portfolio by Prudential under the Existing Contract;

     o PIFM may replace a Portfolio's subadviser or amend a subadvisory contract; and

     o If a Portfolio has more than one subadviser, PIFM will determine the allocation of assets among the Portfolio's subadvisers.

The table below lists the name and principal occupation of the principal executive officers and each director of PIFM. The address of each person is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, NJ 07102-4077.

ROBERT F. GUNIA--Executive Vice President & Chief Administrative Officer since 1996. Prior to 1996, positions to Executive Vice President and Chief Financial Officer, Prudential Mutual Fund Management, Inc. Age 53.

WILLIAM V. HEALEY--Executive Vice President, Chief Legal Officer & Secretary since 1999. 1998 to present, Corporate Vice President and Associate General Counsel, The Prudential Insurance Company of America. 1986-1998, positions to Associate General Counsel, The Dreyfus Corporation. Age 47.

THEODORE F. KILKUSKIE--Executive Vice President since 2000. 1995-2000, Senior Vice President, Manulife Financial. Age 45.

DAVID R. ODENATH, Jr.--President, Chief Executive Officer and Chief Operating Officer since 1999. 1993-1999, Senior Vice President, Paine Webber. Age 43.

JUDY A. RICE--Executive Vice President since 1999. 1992-1999, Senior Vice President, Prudential Securities Incorporated. Age 52.

AJAY SAWHNEY--Executive Vice President since 2000. 1993-2000, positions with Prudential International Investments (Senior Managing Director), Prudential Healthcare (Managing Director-Finance) and Portfolio Management Group. Age 47.

LYNN M. WALDVOGEL--Executive Vice President since 1999. 1995-1999, Senior Vice President, Paine Webber. Age 45.

     Messrs. Gunia, Healey and Odenath are also officers of the Fund.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the New Contract to shareholders was approved by the Board of Directors of the Fund, including all of the independent directors, on August 22, 2000. The Board received materials relating to the New Contract in advance of the meeting at which the New Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that advisory fees would not change as a result of this proposal. The Board also considered that it was appropriate that PIFM, as the Prudential subsidiary specializing in mutual fund management, serve as manager for the Fund, and that the change from Prudential to PIFM will not have an effect on the actual personnel who manage the Fund. The Board also considered that the new "manager-of-managers" structure will provide an opportunity to hire subadvisers and amend their subadvisory agreements more efficiently and with less expense to Fund shareholders. The Board also considered that the other provisions of the New Contract are substantially similar to the Existing Contract.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

5.   TO APPROVE NEW SUBADVISORY AGREEMENTS FOR THE FUND.

The Board, including the independent directors, has approved, and recommends that shareholders approve, a proposal to adopt two subadvisory agreements (the Subadvisory Agreements) for certain existing Portfolios of the Fund. Implementation of these Subadvisory Agreements with PIFM is contingent on shareholder approval of item 4 above (i.e., approval of PIFM as investment adviser to the Fund). If approved at the Meeting, the Subadvisory Agreements will supersede (a) the existing subadvisory agreement between Prudential and Prudential Investment Corporation (PIC) and (b) the existing subadvisory agreements between Prudential and Jennison Associates LLC (Jennison). If PIFM is approved as investment adviser, Prudential will transfer to PIFM the subadvisory contracts with The Dreyfus Corporation, Franklin Advisers, Inc. and Pacific Investment Management Company pertaining to the Diversified Conservative Growth Portfolio.

     The Board is asking for shareholder approval of the Subadvisory Agreements, as follows:

     o SUBADVISORY AGREEMENT BETWEEN PIFM AND PIC. The Board is asking shareholders of the following, existing Portfolios of the Fund to approve this Subadvisory Agreement: Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small

          Capitalization Stock Portfolio, Stock Index Portfolio, and Zero Coupon Bond 2005 Portfolio.

     o SUBADVISORY AGREEMENT BETWEEN PIFM AND JENNISON. The Board is asking shareholders of the following, existing Portfolios of the Fund to approve this Subadvisory Agreement: Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, and 20/20 Focus Portfolio.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5 (A).

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND PIC

Under an agreement dated December 31, 1984 with Prudential (the 1984 Agreement), PIC manages some or all of the assets of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and Zero Coupon Bond 2005 Portfolio. The 1984 Agreement provides that as compensation for PIC's services, Prudential will reimburse PIC for its costs and expenses, but it was recently amended to provide that Prudential will pay PIC
(i) for Portfolios other than Small Capitalization Stock, 50% of the fee that Prudential receives; and (ii) for the Small Capitalization Stock Portfolio, 65% of the fee that Prudential receives. This Subadvisory Agreement was last submitted to shareholders on September 29, 1989 with respect to the Global Equity, Government Securities and Zero Coupon Bond 2005 portfolios, and was last renewed by the Fund's Board of Directors on May 23, 2000. During calendar year 1999, Prudential paid PIC $112,700,466 under the 1984 Agreement for PIC's advisory services to the above-referenced Portfolios of the Fund.

The proposed subadvisory agreement between PIFM and PIC (the Proposed PIC Agreement) is attached hereto as Exhibit B.

The Proposed PIC Agreement, in brief, provides that:

     o PIFM GENERALLY WILL PAY PIC ONE-HALF OF THE INVESTMENT MANAGEMENT FEE THAT PIFM RECEIVES FROM THE FUND WITH RESPECT TO THE PORTION OF EACH PORTFOLIO MANAGED BY PIC. THIS FEE ARRANGEMENT IS THE SAME TYPE OF ARRANGEMENT AS HAS EXISTED FOR PIFM'S SUBADVISORY ARRANGEMENTS WITH PIC FOR PRUDENTIAL'S RETAIL MUTUAL FUNDS. IT DIFFERS FROM THE BASIS UPON WHICH PRUDENTIAL COMPENSATED PIC, WHICH CONSISTED OF REIMBURSEMENT OF COSTS AND EXPENSES.

     o PIC will manage the pertinent Portfolios' investments and otherwise determine what investments each such Portfolio will purchase, retain, and sell.

     o PIC will select brokers to effect trades for the pertinent Portfolio and may pay a higher commission to a broker that provides bona fide research services.

     o PIC will maintain certain books and records on behalf of the pertinent Portfolio.

     o    PIFM, with Board approval, can substitute another subadviser for PIC.

     o PIFM may replace a Portfolio's subadviser or amend a subadvisory agreement; and

     o If a Portfolio has more than one subadviser, PIFM will determine the allocation of assets among the Portfolio's subadvisers.

PIC provides investment advice to a number of SEC-registered investment companies as well as other pooled investment vehicles.

     PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIC and PAMHCo is 100 Mulberry Street, Newark, NJ 07102. Proposal 4 includes a table setting out each Portfolio, its comparable retail fund advised by PIFM, and the fee rate for that comparable retail fund. For each Portfolio subject to this Proposal 5(a), PIC also serves as the subadviser for the comparable retail fund listed in that previous table. PIC's subadvisory fee for those retail funds is 50% [65% for the Small Cap Index Fund] of the overall advisory fee (provided that the percentage is reduced by 2.5% [5.0% for the Command Money Fund] at each asset breakpoint level where the overall advisory fee rate is reduced.

     The table below lists the name and principal occupation of the principal executive officers and each director of PIC. The address of each person is 100 Mulberry Street, Newark, NJ 07102-4077.

JACK W. GASTON--Director since 1999. Senior Managing Director, The Prudential Investment Corporation, since 1986. Age 53.

PHILIP N. RUSSO--Director since 1999. Vice President, Operations - Finance, The Prudential Insurance Company of America, since 1997; prior to 1997, Managing Director, Bankers Trust. Age 49.

JOHN R. STRANGFELD, JR.-- Chairman, Prudential Securities Incorporated since 2000. Chairman, Chief Executive Officer and President, The Prudential Investment Corporation, since 1999. Director since 1996. Executive Vice President, The Prudential Insurance Company of America, since 1998; prior to 1998, positions to Chief Executive Officer, Private Asset Management Group, Prudential. Age 47.

JAMES J. SULLIVAN--Director since 1999. Since 1981, positions to Vice President and Managing Director, The Prudential Investment Corporation. Age 40.

BERNARD WINOGRAD--Director since 1998. Chief Executive Officer, Prudential Real Estate Investors, The Prudential Investment Corporation, since 1996. From 1989 to 1996, Executive Vice President and Chief Financial Officer, The Taubman Company. Age 49.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the Proposed PIC Agreement to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on July 6, 2000. The Board received materials relating to the Proposed PIC Agreement in advance of the meeting at which the Proposed PIC Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the Proposed PIC Agreement would not have an effect on the actual personnel who manage the Fund, and that the terms of the Proposed PIC Agreement were comparable to the existing 1984 Agreement. The Board also considered that new subadvisory agreements were required in light of the change of Managers from Prudential to PIFM discussed in Proposal 4, and also endorsed a "manager-of-managers" structure as respects the Proposed PIC Agreement.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 5(b)

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND JENNISON

Under an agreement dated April 27, 1995 (the 1995 Agreement) among the Fund, Prudential, and Jennison, Jennison currently manages all of the assets of the Growth Stock Portfolio (now Prudential Jennison Portfolio). The 1995 Agreement provides that as compensation for

Jennison's services, Prudential will pay Jennison a fee equal, on an annualized basis, to the following:

0.75% on the first $10,000,000 of the Portfolio's average daily net assets

0.50% on the next $30,000,000 of the Portfolio's average daily net assets

0.35% on the next $25,000,000 of the Portfolio's average daily net assets

0.25% on the next $335,000,000 of the Portfolio's average daily net assets

0.22% on the next $600,000,000 of the Portfolio's average daily net assets

0.20% on the balance of the Portfolio's average daily net assets

Under an agreement dated May 1, 1999 (the 1999 Agreement) among the
Fund, Prudential, and Jennison, Jennison manages a portion of the assets of the Diversified Conservative Growth Portfolio and the 20/20 Focus Portfolio. The 1999 Agreement provides that as compensation for Jennison's services, Prudential will pay Jennison a fee equal, on an annualized basis, to the following:

     o for the 20/20 Focus Portfolio, 0.30 of 1% of the first $300 million of average daily net assets managed by Jennison and 0.25 of 1% on the balance of the portion of the 20/20 Focus Portfolio's average daily net assets managed by Jennison; and

     o for the Diversified Conservative Growth Portfolio, 0.30 of 1% of the first $300 million of average daily net assets managed by Jennison and
          0.25 of 1% on the balance of the Diversified Conservative Growth Portfolio's average daily net assets managed by Jennison.

The 1995 Agreement was last submitted to shareholders on April 5, 1995, and was last renewed by the Fund's Board of Directors on May 23, 2000. During calendar year 1999, Prudential paid Jennison $4,178,689 under the 1995 Agreement for advisory services to the Prudential Jennison Portfolio.

The 1999 Agreement was last submitted to shareholders on April 30, 1999, and was last renewed by the Fund's Board of Directors on May 23, 2000. During calendar year 1999, Prudential paid Jennison $56,519 under the 1999 Agreement for Jennison's advisory services to the 20/20 Focus Portfolio and Diversified Conservative Growth Portfolio of the Fund.

The proposed subadvisory agreement between PIFM and Jennison (the Proposed Jennison Agreement) is attached hereto as Exhibit C. Under the Proposed Jennison Agreement, Jennison would provide subadvisory services to the following existing portfolios of the Fund: Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, and 20/20 Focus Portfolio.

It should be noted that for certain of these portfolios (i.e., Equity Portfolio, Equity Income Portfolio, Global Portfolio, and Natural Resources Portfolio, Jennison's service as subadviser will be new, whereas for the other Portfolios (i.e., Diversified Conservative Growth, Prudential Jennison, and 20/20 Focus), Jennison has been providing subadvisory services to at least a portion of the Portfolio for several years. With respect to the former portfolios, Jennison is undertaking subadvisory duties that historically have been performed by PIC. For the Equity, Equity Income, Global, Natural Resources, Diversified Conservative Growth (value sleeve), and 20/20 Focus (value sleeve) Portfolios, Jennison currently serves as subadviser under an interim contract with PIFM that will terminate upon shareholder approval of the Proposed Jennison Agreement. This is part of a broader organizational transition, under which Prudential is transferring the equity management of the majority of mutual funds from PIC to Jennison. This organizational transition is occurring incrementally during the remainder of 2000.

     Jennison, 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIC and

PAMHCo is 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advice to a number of SEC-registered investment companies since 1990. Proposal 4 includes a table setting out each Portfolio, its comparable retail fund advised by PIFM, and the fee rate for that comparable retail fund. For each Portfolio subject to this Proposal 5(b), Jennison either currently serves as the subadviser or will serve as the subadviser before the end of 2000 for the comparable retail fund listed in that previous table. Jennison' s subadvisory fee for those retail funds is 50% of the overall advisory fee (provided that the percentage is reduced by 2.5% at each asset level where the overall advisory fee rate is reduced).

     The table below lists the name and principal occupation of the principal executive officers and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.

MICHAEL A. DEL BALSO--Director since 1998. Executive Vice President, Jennison Associates LLC; since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp. Age 56.

MARY-JANE FLAHERTY--Director since 2000. Managing Director, Strategic Initiatives, The Prudential Investment Corporation since December 1998; Prior to December 1998, various positions to Chief Financial Officer, The Prudential Investment Corporation and various positions to Vice President, The Prudential Insurance Company of America. Age 47.

JOHN H. HOBBS--Chairman since 1998. Chief Executive Officer, Jennison Associates LLC since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp. Age 64.

KAREN E. KOHLER--Executive Vice President since 2000. Treasurer since 1999. Chief Compliance Officer and Director since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer and Secretary, Jennison Associates Capital Corp.

KATHLEEN A. McCARRAGHER--Director since 1998. Executive Vice President, Jennison Associates LLC since 1998. 1992-1998, Managing Director, Weiss, Peck & Greer LLC. Age 39.

PHILIP N. RUSSO--Director since 2000. Vice President and Director, The Prudential Investment Corporation since 1999; Vice President, The Prudential Insurance Company of America, since 1997, prior to 1997, Managing Director, Bankers Trust. Age 49.

SPIROS SEGALAS--Director since 1998. President and Chief Investment Officer, Jennison Associates LLC since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp. Age 67.

VICTOR SIM--Director since 2000. Vice President, Prudential Insurance Company of America since 1997. 1992-1997 Vice President, Canadian Imperial Bank of Commerce. Age 57.

JOHN R. STRANGFELD, JR.--Director since 2000. Prudential Securities Incorporated since 2000. Chairman, Chief Executive Officer and President, The Prudential Investment Corporation since 1999. Executive Vice President, Prudential, since 1998; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group, Prudential. Age 47.

KEVIN C. UEBELEIN--Director since 2000. Senior Managing Director, Mergers & Acquisitions, The Prudential Investment Corporation, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential Insurance Company of America. Age 41.

BERNARD B. WINOGRAD--Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1996; Senior Vice President and Director, The Prudential Investment Corporation, since December 1996; prior to December 1996, The Taubman Company LLC. Age 49.

The Proposed Jennison Agreement, in brief, provides that:

     o WHERE JENNISON PREVIOUSLY SUBADVISED A PORTFOLIO (OR A PORTION OF A PORTFOLIO), PIFM WILL PAY JENNISON THE SAME SUBADVISORY FEE THAT PRUDENTIAL PAID JENNISON.

     o WHERE JENNISON IS ASSUMING SUBADVISORY DUTIES FORMERLY PERFORMED BY PIC, JENNISON GENERALLY WILL BE PAID 50% OF THE FEE THAT PIFM RECEIVES FOR THE JENNISON-MANAGED ASSETS. (JENNISON'S FEE WILL BE EXPRESSED AS A SPECIFIC PERCENTAGE FOR EACH APPLICABLE PORTFOLIO). THIS DIFFERS FROM THE BASIS UPON WHICH PRUDENTIAL COMPENSATED PIC, WHICH CONSISTED OF REIMBURSEMENT OF COSTS AND EXPENSES.

     o Jennison will provide day-to-day management of the pertinent Portfolio's investments and otherwise determine what investments each such Portfolio will purchase, retain, and sell.

     o Jennison will select brokers to effect trades for those Portfolios, and may pay a higher commission to a broker that provides bona fide research services.

     o Jennison will maintain certain books and records on behalf of the pertinent Portfolios.

     o PIFM may replace a Portfolio's subadviser or amend a subadvisory agreement.

     o If a Portfolio has more than one subadviser, PIFM will determine the allocation of assets among the Portfolio's subadvisers.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the Proposed Jennison Agreement to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on July 6, 2000. The Board received materials relating to the Proposed Jennison Agreement in advance of the meeting at which the Proposed Jennison Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the fees to be paid to Jennison are comparable to the existing fee arrangements. The Board also considered that it is appropriate to switch subadvisory agreements for certain of the equity related Portfolios in light of the transition of all equity management from PIC to Jennison, and endorsed the "manager-of-managers" approach.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

6.   TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

The Board of Directors has approved, and recommends that shareholders of the Fund approve, the amendment of certain fundamental investment policies of the Fund. The 1940 Act requires a mutual fund to indicate, in its registration statement, its policy with respect to each of the following:

     o    issuing senior securities

     o borrowing money, including the purpose for which the proceeds will be used

     o    underwriting securities of other issuers

     o concentrating investments in a particular industry or group of industries

     o    purchasing or selling real estate or commodities

     o    making loans

In addition to those items, a fund is free to designate, as fundamental, investment policies concerning other investment practices. The Fund's Statement of Additional Information (SAI) currently sets out fundamental policies with regard to the specific practices listed above. A fundamental policy is one that cannot be changed without the approval of a majority of the fund's outstanding voting securities. As discussed below, the Board recommends that certain of those policies be amended to afford more flexibility, and conform to the counterpart policies of the Prudential retail mutual funds.

A detailed analysis of the changes recommended by the Board follows (the numbers set out below correspond to the numbering of the current fundamental investment policies, which are set out in each item below, in the Fund's SAI). You are entitled to vote differently with respect to each proposed fundamental policy change listed below:

1. None of the Portfolios will buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all Portfolios (other than the Money Market, Government Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

PROPOSAL 6(a)--RECOMMENDATION: The Fund's policies in this regard are substantially similar to those of recently-introduced Prudential retail mutual funds. However, the fact that the current fundamental policy names specific Fund Portfolios makes the fundamental policy impractical with regard to new Portfolios that the Fund may add from time to time. For this reason, the Board recommends that in lieu of the current fundamental policy, shareholders approve the following two fundamental policies, which are substantially identical to fundamental policies governing recently-introduced Prudential retail funds:

"None of the Portfolios will buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner"; and

"None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts."

3. None of the Portfolios will acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

PROPOSAL 6(b)--RECOMMENDATION: The 1940 Act does not require a fund to adopt a fundamental policy concerning controlling investments in other issuers, and current Prudential retail funds have been eliminating this restriction. Accordingly, the Board recommends that the Fund also eliminate this fundamental investment policy.

5. None of the Portfolios will purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, 20/20 Focus, Small Capitalization Stock, Equity Income, Natural Resources and Global Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indexes, foreign currencies) and the Small Capitalization Stock Portfolio (options on equity securities, stock indexes); the Diversified Conservative Growth and the Balanced Portfolios (options on debt securities, equity securities, stock indexes, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities); 20/20 Focus Portfolio (options on stock indexes). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), Diversified Conservative Growth Portfolio and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

PROPOSAL 6(c)--RECOMMENDATION: The 1940 Act allows a registered open-end investment company to borrow from bank, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all the company's borrowings. Reflecting this standard, current Prudential retail fund registration statements permit a fund to borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Current retail fund registration statements also recite, as required by the 1940 Act, the Fund's policy regarding the issuance of senior securities. For the same reasons that were articulated in section 1 above, the Board recommends that shareholders delete this restriction, and in its place substitute what appears immediately below. In addition, the amended investment restriction would provide the Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC staff.

"None of the Portfolios will purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin;" and

"None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security."

8. None of the Portfolios will lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

PROPOSAL 6(d)--RECOMMENDATION: To bring the Fund into parity with the comparable fundamental policy of the Prudential retail funds, the Board proposes that the above-referenced fundamental policy be replaced with the following:

"None of the Portfolios will make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan."

9. None of the Portfolios will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

PROPOSAL 6(e)--RECOMMENDATION: This fundamental objective is substantially similar to that of the Prudential retail funds. Nonetheless, to facilitate consistent interpretation of this fundamental objective across the entire Prudential mutual fund complex, the Board recommends that shareholders approve the following as a fundamental policy to replace the Fund's current policy on this issue:

"None of the Portfolios will act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws."

10. None of the Portfolios will make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

PROPOSAL 6(f)--RECOMMENDATION: The numerical test set out in the first part of this fundamental policy paraphrases the diversification standard under the 1940 Act for mutual funds. The latter part of this policy discusses an interpretive issue concerning this standard. Under the 1940 Act, the Fund is required to recite in its registration statement its status as a diversified management investment company, and may change this sub-classification only if approved by a majority vote of shareholders. The Board recommends deletion of this fundamental policy because to maintain a fundamental investment policy on this issue is redundant.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

7. AMENDMENT OF THE FUND'S BY-LAWS TO ELIMINATE PROVISIONS REGARDING FUNDAMENTAL INVESTMENT POLICIES.

Article XIV of the Fund's By-Laws currently sets forth a number of fundamental investment policies to which the Fund must adhere. Article XIV may be amended only by majority vote of the Fund's outstanding shares.

Neither the 1940 Act nor Maryland Corporation law requires such provisions to be included in a mutual fund's By-Laws. Accordingly, the Board has recommended that Fund shareholders vote to repeal Article XIV of the Fund's By-Laws. If shareholders approve this proposal, the Fund's fundamental investment restrictions would be set forth only in its SEC registration statement, which would be consistent with industry practice. If approved, this would mean that any future change to the Fund's fundamental policies could be accomplished without having to amend Article XIV of the By-Laws--because that provision will have been repealed.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL

8. SERIES FUND EQUITY INCOME PORTFOLIO: PROPOSED CHANGE OF FUNDAMENTAL INVESTMENT OBJECTIVE.

The Equity Income Portfolio's current investment objective is to seek both current income and capital appreciation. To achieve this objective, the Equity Income Portfolio seeks investments whose price will increase as well as pay dividends above those of the S&P 500 Index. The Portfolio normally invests at least 65% of its assets in equity and equity-related securities. Up to 35% of the Portfolio's total assets may be invested in other debt obligations, including non-convertible preferred stock. Up to 30% of the Portfolio's total assets may be invested in foreign securities. The Portfolio is permitted to invest up to 35% of its total assets in money market instruments.

At a special Board meeting held on May 2, 2000, the Fund's Board approved a recommendation of the adviser that the Equity Income Portfolio change its investment emphasis to a "large capitalization value" approach in order to increase the prospects for enhanced performance. To facilitate that change, the Board agreed to recommend to shareholders that the Portfolio's fundamental objective of seeking current income be eliminated. If the Portfolio's shareholders approve this change, the Equity Income Portfolio would be re-named the "Prudential Value Portfolio." That name change would become effective no later than May 1, 2001.

The Board recommends that shareholders of the Equity Income Portfolio amend the Portfolio's fundamental investment objective to provide as follows:

"The Prudential Value Portfolio's investment objective is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth."

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Prudential, PIFM, or a subadviser pursuant to authority contained in the Fund's management contract.

     Prudential, PIFM or a subadviser may place agency transactions with Prudential Securities Incorporated (PSI), a wholly-owned subsidiary of Prudential, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The brokerage commissions paid to PSI by each Portfolio of the Fund for the fiscal year ended December 31, 1999 are listed in the following table:

                                                                 % OF AGGREGATE
                                             BROKERAGE           COMMISSIONS
               PORTFOLIO                  COMMISSIONS PAID       PAID TO PSI
--------------------------------------------------------------------------------
Conservative Balanced                         $   2,600               .93%
Equity                                        $ 319,224             12.75%
Equity Income                                 $  69,381              3.96%
Flexible Managed                              $  10,257              1.31%
Natural Resources                             $   3,431               .73%
Prudential Jennison                           $ 188,075             10.20%

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund.

                                                                      EXHIBIT A

                        THE PRUDENTIAL SERIES FUND, INC.

                              MANAGEMENT AGREEMENT

     Agreement made this 7th day of September, 2000, between The Prudential Series Fund, Inc., a Maryland Corporation, (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                               W I T N E S S E T H

     WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day business affairs, and the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Manager to act as manager of each series of the Fund (each a Series or Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into a subadvisory agreement with The Prudential Investment Corporation, Jennison Associates LLC, or any other sub-adviser, whether or not affiliated with Prudential (each, a Subadvisor) pursuant to which such Subadvisor shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). The Manager is authorized to retain more than one Subadvisor for any Portfolio, and for any Portfolio with more than one Subadvisor, the Manager is authorized to allocate the Portfolio's assets among the Subadvisors. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that Manager will manage the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of the Subadvisor to each Portfolio through quantitative and qualitative analysis and consultations with such Subadvisor (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisors should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadvisor's services may be terminated or modified pursuant to this process, and that Manager may appoint a new Subadvisor for a Subadvisor that is so removed.

     2. Subject to the supervision of the Board of Directors of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio investments, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

          (a) The Manager (or a Subadvisor under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the Securities and Exchange Commission.

          (c) The Manager (or the Subadvisor under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's SEC Registration Statement or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadvisor under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadvisor under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadvisor) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadvisor) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadvisor) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or FCMs may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadvisor under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadvisor) in connection with its services to other clients.

          On occasions when the Manager (or a Subadvisor under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadvisor) the Manager (or Subadvisor), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadvisor) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (d) The Manager (or the Subadvisor under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

          (e) The Manager (or the Subadvisor under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

          (f) The Manager (or the Subadvisor under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

          (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

     3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation;

          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Fund and its shares of beneficial interest and all amendments thereto; and

          (e) Prospectus and Statement of Additional Information of the Fund.

     4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

     5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

     6. During the term of this Agreement, the Manager shall pay the following expenses:

          (i) the salaries and expenses of all employees of the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser,

          (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

          (iii) the costs and expenses payable to a Subadvisor pursuant to a Subadvisory Agreement.

          The Fund assumes and will pay the expenses described below:

          (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

          (b) the fees and expenses of Fund Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act,

          (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

          (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

          (e) the charges and expenses of legal counsel and independent accountants for the Fund,

          (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

          (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

          (h) the fees of any trade associations of which the Fund may be a member,

          (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

          (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

          (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

          (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

          (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

          (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rates indicated below with respect to the average daily net assets of each series of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

                                                      TOTAL ADVISORY FEES AS
PORTFOLIO                                             % OF AVERAGE NET ASSETS
---------                                             -----------------------
Conservative Balanced                                           0.55
Diversified Bond                                                0.40
Diversified Conservative Growth                                 0.75
Equity                                                          0.45
Equity Income                                                   0.40
Flexible Managed                                                0.60
Global                                                          0.75
Government Income                                               0.40
High Yield Bond                                                 0.55
Money Market                                                    0.40
Natural Resources                                               0.45
Prudential Jennison                                             0.60
Small Capitalization Stock                                      0.40
SP Aggressive Growth Asset Allocation Portfolio                 0.84
SP AIM Aggressive Growth Portfolio                              0.95
SP AIM Growth and Income Portfolio                              0.85
SP Alliance Large Cap Growth Portfolio                          0.90
SP Alliance Technology Portfolio                                1.15
SP Balanced Asset Allocation Portfolio                          0.75
SP Conservative Asset Allocation Portfolio                      0.71
SP Davis Value Portfolio                                        0.75
SP Deutsche International Equity Portfolio                      0.90
SP Growth Asset Allocation Portfolio                            0.80
SP INVESCO Small Company Growth Portfolio                       0.95
SP Jennison International Growth Portfolio                      0.85
SP Large Cap Value Portfolio                                    0.80
SP MFS Capital Opportunities Portfolio                          0.75
SP MFS Mid Cap Growth Portfolio                                 0.80
SP PIMCO High Yield Portfolio                                   0.60
SP PIMCO Total Return Portfolio                                 0.60
SP Prudential U.S. Emerging Growth Portfolio                    0.60
SP Small/Mid Cap Value Portfolio                                0.90
SP Strategic Partners Focused Growth Portfolio                  0.90
Stock Index                                                     0.35
20/20 Focus                                                     0.75
Zero Coupon Bond 2005                                           0.40

     If in any fiscal year, the aggregate annual ordinary operating expenses of any Fund series (other than the Global Portfolio, 20/20 Focus Portfolio, Diversified Conservative Growth Portfolio, or any of the Strategic Partners ("SP") series), including the investment management fee but excluding interest, taxes, and brokerage commissions, exceed 0.75% of the series' net assets, the Manager will waive that portion of the investment management fee for the Portfolio for that fiscal year that is equal to the excess. Manager's performance under this Agreement with respect to a series will commence only after shareholders of that series have approved this Agreement. The parties acknowledge that with respect to the four Asset Allocation Portfolios set out above, the management fee indicated represents a blend of the management fees borne by the constituent Portfolios, plus a .05% fee payable to the Manager.

     8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. Except as otherwise provided herein or authorized by the Board of Directors of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention:
President.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. The Fund may use the name "Prudential Series Fund, Inc." or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Prudential Series Fund, Inc." or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                      THE PRUDENTIAL SERIES FUND, INC.

                                      By:_____________________________________



                                      PRUDENTIAL INVESTMENTS FUND
                                      MANAGEMENT LLC

                                      By:_____________________________________

                                                                      EXHIBIT B

                          PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this _____ day of ___________, 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager), The Prudential Investment Corporation (the Subadviser or PIC), and The Prudential Series Fund, Inc.

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7th, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to certain series of the Fund specified below (the Series, or Portfolios), and the Subadviser is willing to render such investment advisory services; and

     WHEREAS, this Agreement between PIFM and the Subadviser is intended to supersede the Service Agreement, dated December 31, 1984 pertaining to the Fund; and

          NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series of the Fund and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by each Series, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securitiesand futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Series' Custodian on each business day with information relating to all transactions concerning the Series' assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that Manager manages the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of the subadviser to each Portfolio through quantitative and qualitative analysis and consultations with such subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process. Manager is authorized to retain more than one subadvisor for any Portfolio, and for any Portfolio with more than one subadvisor, the Manager is authorized to allocate the Portfolio's assets among the subadvisors.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Series' books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          2. The Manager shall continue to have responsibility for all services to be provided to the Series pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          4. For the following Fund Portfolios, PIFM will pay PIC, with respect to the assets that PIC manages, a fee (payable quarterly) of 50% of the fee that PIFM receives (65% of the PIFM fee, for Small Capitalization Stock Portfolio) provided that such percentage is reduced at each asset breakpoint (if any) by 2.5% (reduced instead by 5% at each asset breakpoint for the Money Market Portfolio of the Fund):

                         Conservative Balanced Portfolio

                           Diversified Bond Portfolio

                    Diversified Conservative Growth Portfolio

                           Flexible Managed Portfolio

                           Government Income Portfolio

                            High Yield Bond Portfolio

                             Money Market Portfolio

                      Small Capitalization Stock Portfolio

                              Stock Index Portfolio

                         Zero Coupon Bond Portfolio 2005

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

           8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          9. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                 BY:________________________________________



                                 THE PRUDENTIAL INVESTMENT CORPORATION

                                 By________________________________________



                                 THE PRUDENTIAL SERIES FUND, INC.

                                 By________________________________________

                                                                     EXHIBIT C

                          PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this day     of           , 2001 between Prudential
Investments Fund Management LLC (PIFM or the Manager), Jennison Associates LLC (the Subadviser or Jennison), and The Prudential Series Fund, Inc.

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7th, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to certain series of the Fund specified below (the Series, or Portfolios), and the Subadviser is willing to render such investment advisory services; and

     WHEREAS, this Agreement between PIFM and the Subadviser is intended to supersede (i) the agreement, dated May 1, 1999, among the Fund, The Prudential Insurance Company of America (Prudential), and the Subadviser concerning the Fund's 20/20 Focus and Diversified Conservative Growth Portfolios and (ii) the agreement, dated April 27, 1995, among the Fund, Prudential, and the Subadviser concerning the Prudential Jennison Portfolio, and (iii) the Agreements, dated August 11, 2000 among Prudential Investments Fund Management LLC, Jennison Associates LLC, and the Prudential Series Fund, Inc.; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series of the Fund and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and, for multi-manager portfolios, cooperate with the Manager's (or its designee's) personnel responsible for ensuring compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by each Series, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Series' Custodian on each business day with information relating to all transactions concerning the Series' assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that Manager manages the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of the subadviser to each Portfolio through quantitative and qualitative analysis and consultations with such subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process. Manager is authorized to retain more than one subadvisor for any Portfolio, and for any Portfolio with more than one subadviser, the Manager is authorized to allocate the Portfolio's assets among the subadvisors.

     (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     (c) The Subadviser shall keep the Series' books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     2. The Manager shall continue to have responsibility for all services to be provided to the Series pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, an annual fee (payable quarterly) equal to the following percentages of each listed series' average daily net assets under the management of the Subadviser:

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO.

     .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

GROWTH EQUITY SLEEVE OF THE 20/20 FOCUS PORTFOLIO

     .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

PRUDENTIAL JENNISON PORTFOLIO

0.75% on the first $10,000,000 of the Portfolio's average daily net assets; and 0.50% on the next $30,000,000 of the Portfolio's average daily net assets; and 0.35% on the next $25,000,000 of the Portfolio's average daily net assets; and 0.25% on the next $335,000,000 of the Portfolio's average daily net assets; and 0.22% on the next $600,000,000 of the Portfolio's average daily net assets; and 0.20% on the balance of the Portfolio's average daily net assets.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO.

     0.60 of 1% of average daily net assets up to and including $300 million,
0.50 of 1% of average daily net assets in excess of $300 million and up to and including $1.5 billion, and 0.45 of 1% of the average daily net assets over $1.5 billion.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO.

     0.30 of 1% of the Portfolio's average daily net assets.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO.

     .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

     For the following Fund Portfolios, PIFM will pay Jennison, with respect to the assets that Jennison manages, the following annualized fees:

                            Equity Portfolio (0.225%)
                       Prudential Value Portfolio (0.20%)
                            Global Portfolio (0.375%)
                      Natural Resources Portfolio (0.225%)
                 Value Sleeve of 20/20 Focus Portfolio (0.375%)
        Value Sleeve of Diversified Conservative Growth Portfolio (0.375%)

     Jennison will not commence its services under this Agreement with respect to a given Portfolio until shareholders of that Portfolio have approved this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC


                                      BY:_____________________________



                                      JENNISON ASSOCIATES LLC


                                      BY:_____________________________



                                      THE PRUDENTIAL SERIES FUND, INC.


                                      BY:_____________________________

THE PRUDENTIAL SERIES FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 2001

As of November 17, 2000, the Record Date, you were entitled to give voting instructions to your Insurance Company (the "Company") relative to the proposals, as described in the accompanying Proxy Statement, to be voted upon at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the "Fund") to be held on January 31, 2001 for each of your investment positions as represented by the enclosed Voting Instruction Forms.

The Company will vote the appropriate number of Fund shares pursuant to the instructions given. If no choice is made as to any or all of Proposals 1 through 8, the Company will vote "FOR" any such Proposal. With respect to any other business which may properly come before the meeting, the Company will vote in accordance with its best judgment. Implementation of Proposals 5(a) and 5(b) is conditioned on approval of Proposal 4. For Proposals 3, 4, 5(a), 5(b), 6 and 8, you are entitled to vote on a portfolio-by-portfolio basis, using the enclosed Voting Instruction Forms.

To execute your voting instructions:

     o   Sign and date each Voting Instruction Form.

     o Mark your instructions on the reverse side of the form. NOTE: If you wish to vote "FOR" all proposals, as the Board of Directors recommends, simply fill in the box on the front of the form.

     o   Return the form(s) in the enclosed postage-paid envelope.

     o If you wish to vote via the Internet, log on to www.proxyweb.com, enter the control number shown on the Voting Instruction Form and follow the instructions. Each form must be voted separately.

     o If you wish to vote by touch-tone telephone, dial 1-888-221-0697, enter the control number on the Voting Instruction Form and follow the voice prompts. Each form must be voted separately.

     NOTE: If you vote by Internet or phone, please do not return your Voting
           Instruction Form(s).

YOUR VOTE IS IMPORTANT. TO SAVE THE FUND THE COST OF ADDITIONAL SOLICITATION, PLEASE VOTE TODAY.

THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


--------------------------------------------------------------------------------
NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

                           PLEASE VOTE BY FILLING IN
VOTING INSTRUCTION FORM   THE APPROPRIATE BOXES BELOW.   VOTING INSTRUCTION FORM


1.  To elect as Directors the following              FOR            WITHHOLD
    19 nominees: (01) Eugene C. Dorsey,         all nominees      authority to
    (02) Saul K. Fenster, (03) Delayne        listed (except as   vote for all
    D. Gold, (04) Robert D. Gunia, (05)         noted in space      nominees
    Maurice F. Holmes, (06) Robert E.             provided)           listed
    LeBlanc, (07) Douglas McCorkindale,
    (08) W. Scott McDonald, Jr., (09)                / /                / /
    Thomas T. Mooney, (10) Stephen P.
    Munn, (11) David R. Odenath, Jr.,
    (12) Richard A. Redeker, (13) Judy
    A. Rice (14) Robin B. Smith, (15)
    Stephen Stoneburn, (16) Nancy H.
    Teeters, (17) Joseph Weber, (18)
    Louis A. Weil, III, (19) Clay T.
    Whitehead

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

-------------------------------------------------------------------------------

                                                                                    FOR       AGAINST      ABSTAIN

2.     To ratify the selection of PricewaterhouseCoopers as independent             / /         / /           / /
       accountants of the Fund.

3.     To approve a "managers of managers" structure for the Fund.                  / /         / /           / /

4.     To approve a new management contract with Prudential Investments Fund        / /         / /           / /
       Management LLC.

5(a).  To approve a subadvisory agreement between Prudential Investments Fund       / /         / /           / /
       Management LLC and Prudential Investment Corporation.

5(b).  To approve a subadvisory agreement between Prudential Investments Fund       / /         / /           / /
       Management LLC and Jennison Associates LLC.

6(a).  To amend the fundamental investment policies of the Fund concerning real     / /         / /           / /
       estate & commodities.                                       .

6(b).  To delete the fundamental investment policy of the Fund concerning           / /         / /           / /
       controlling investments.

6(c).  To amend the fundamental investment policy of the Fund concerning            / /         / /           / /
       borrowing.

6(d).  To amend the fundamental investment policy of the Fund concerning loans.     / /         / /           / /

6(e).  To amend the fundamental investment policy of the Fund concerning            / /         / /           / /
       underwriting.

6(f).  To delete the fundamental investment policy of the Fund concerning           / /         / /           / /
       diversification interpretation.

7.     To amend the Fund's By-Laws.                                                 / /         / /           / /

8.     To amend the fundamental investment objective of the Fund's Equity Income    / /         / /           / /
       Portfolio.


                                                                             PSF

           THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC.
                     RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


================================================================================
NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW.
================================================================================

                                                      VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                  CALL TOLL-FREE 1-888-221-0697
                                                  OR LOG ON TO WWW.PROXYWEB.COM

                                                         VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. (THE "FUND") IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON JANUARY 31, 2001 AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 100 MULBERRY STREET, NEWARK, NEW JERSEY AT 9:00 A.M.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side of this form or as indicated below.

I (we) wish to instruct the Company to vote "FOR" all proposals.

                                          Date ___________________, 2000 [2001]

                                          Each owner should sign as
                                          his/her name appears on this
                                          form; if a contract is owned
                                          jointly, each owner should
                                          sign; if a contract is held in
                                          a fiduciary capacity, the
                                          fiduciary should sign and
                                          indicate his/her fiduciary
                                          capacity.

                                          ------------------------------


                                          ------------------------------
                                          Signature(s)/Fiduciary
                                           Capacity, if applicable.

                                                                     PSF

The Prudential Series Fund, Inc.

                               ABOUT THE PROPOSALS

Proposals 1, 2, 3, 4, 6 and 7 apply to all Portfolios of the Fund. All Portfolio votes will be combined for Proposals 1 and 2 and 7 as these Proposals relate to the Fund as a whole. Each Portfolio votes separately on Proposals 3, 4, 5(a), 5(b), and 6.

Proposal 5(a) applies only to the following Portfolios:

Conservative Balanced Portfolio             Diversified Bond Portfolio
Diversified Conservative Growth Portfolio   Flexible Managed Portfolio
Government Income Portfolio                 High Yield Bond Portfolio
Money Market Portfolio                      Small Capitalization Stock Portfolio
                                            Stock Index Portfolio
                                            Zero Coupon Bond Portfolio 2005

Proposal 5(b) applies only to the following Portfolios:

Equity Portfolio                       Diversified Conservative Growth Portfolio
Natural Resources Portfolio            Equity Income Portfolio
20/20 Focus Portfolio                  Global Portfolio
                                       Prudential Jennison Portfolio

Proposal 8 applies only to Equity Income Portfolio.